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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 25, 2006
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                 001-31810                 22-3720962
     (State or other       (Commission File Number)       (IRS Employer
       jurisdiction                                    Identification No.)
    of incorporation)


  55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY               07960
  (Address of principal executive offices)                         (Zip Code)


                                        973-290-0080
                    (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
Press Release














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ITEM 7.01.   REGULATION FD DISCLOSURE

On January 25, 2006, the Company issued a press release announcing the closing of its offering of 1,500,000 shares of its Class A common stock, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General  Instruction B.2 of Form 8-K, the information in this
Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.


      (c)   EXHIBITS.

            99.1 Access Integrated Technologies, Inc. press release, dated January 25, 2006, announcing the closing of its offering of 1,500,000 shares of its Class A common stock.







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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    ACCESS INTEGRATED TECHNOLOGIES, INC.


                                    By:     /s/  Gary S. Loffredo
                                            -------------------------------
                                    Name:   Gary S. Loffredo
                                    Title:  Senior Vice President--Business
                                            Affairs, General Counsel and
                                            Secretary



                                    Dated as of  January 25, 2006





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                                  EXHIBIT INDEX


     99.1 Access Integrated Technologies, Inc. press release, dated January 25, 2006, announcing the closing of its offering of 1,500,000 shares of its Class A common stock.















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